American Beacon Small Cap Value Fund

Supplement dated August 20, 2014
to the
Statement of Additional Information dated February 28, 2014

The information below supplements the Statement of Additional Information dated February 28, 2014 and is in addition to any other supplement(s):

On August 8, 2014, the American Beacon Funds' Board of Trustees approved the termination of Opus Capital Group LLC ("Opus) and the appointment of Hillcrest Asset Management, LLC ("Hillcrest") as a sub-advisor to the American Beacon Small Cap Value Fund.   Hillcrest will begin managing certain assets of the Fund on or about September 9, 2014.

In the "Investment Advisory Agreements" section on page 58, the following is added to the first table of this section in alphabetical order and the information regarding Opus is deleted:

Sub-Advisor	Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity's Business
Hillcrest Asset Management, LLC.	Hillcrest Holdings, LLC	Employee Majority Owners	Financial Services
As of June 30, 2014

In the "Portfolio Managers" section on page 66 the following is added to the table in alphabetical order and the information regarding Opus' portfolio managers on page 67 is deleted:

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based

Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Hillcrest Asset Management, LLC.
Brian R. Bruce	None	3 ($27.6 mil)	10 ($72.5 mil)	None	None	None
Douglas Stark	None	3 ($27.6 mil)	10 ($72.5 mil)	None	None	None
Brandon Troegle	None	3 ($27.6 mil)	10 ($72.5 mil)	None	None	None
Richard Wilk	None	3 ($27.6)	10 ($72.5 mil)	None	None	None
As of June 30, 2014

In the "Portfolio Managers" - "Conflicts of Interest" section on page 70, the following is added in alphabetical order and the information regarding Opus on page 72 is deleted:

Hillcrest Asset Management, LLC. ("Hillcrest") Hillcrest does not anticipate any conflicts of interest in view of its discretionary authority over other accounts.  Hillcrest anticipates potential conflicts between funds or with other types of accounts can be managed through allocation policies and procedures, internal review processes and independent third parties review to ensure no client favored at the expense of another.

In the "Portfolio Managers" - "Compensation" section on page 79, the following is added in alphabetical order and the information regarding Opus on page 81 is deleted:

Hillcrest  Compensation is comprised of base salary, bonus and equity in the firm. Each Portfolio Manager's base annual salary is fixed. Bonuses are based on the profitability of the firm.  We are more heavily weighted towards equity and less towards cash compensation than other firms in the industry. We believe this better aligns the incentives of our professionals with the needs of our clients and drives all of us to ensure the long term success and viability of the firm.

In the "Portfolio Managers" "Ownership of Funds" section on page 86, the following is added in alphabetical order and the information regarding Opus on page 87 is deleted:

Name of Investment Advisor and Portfolio Manager	Small Cap Value Fund

Brian R. Bruce	None
Douglas Stark	None
Brandon Troegle	None
Richard Wilk	None
As of June 30, 2014

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